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                                STI CLASSIC FUNDS
                         INFORMATION AND TECHNOLOGY FUND
                       SUPPLEMENT DATED NOVEMBER 12, 2004
                      TO PROSPECTUSES DATED OCTOBER 1, 2004

         The Board of Trustees of STI Classic Funds (the "Trust") has approved, and has recommended that shareholders approve, an Agreement and Plan of Reorganization (the "Agreement") whereby the assets and known liabilities of the Information and Technology Fund (the "Selling Fund") would be transferred to the Trust's Aggressive Growth Stock Fund (the "Acquiring Fund").

         The Agreement provides that, if approved by shareholders, all assets and known liabilities of the Selling Fund will be transferred to the Acquiring Fund in exchange for shares of the corresponding classes of the Acquiring Fund of equal value. The transaction is expected to qualify as a tax-free reorganization.

         A Special Meeting of Shareholders of the Selling Fund has been called for December 17, 2004 to vote on the reorganization. Prior to the Special Meeting, shareholders of record on October 15, 2004 will receive a combined proxy statement/prospectus that provides a detailed description of the Agreement, the investment objectives, policies and expenses of the Acquiring Fund and other important information that shareholders should consider carefully in connection with the Special Meeting.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE